IMO INDUSTRIES INC.
                      AMENDED AND RESTATED
                   1988 EQUITY INCENTIVE PLAN
                     FOR OUTSIDE DIRECTORS
              (As Amended Through March 23, 1995)

      IMO INDUSTRIES INC., a corporation organized under the laws of the State of Delaware, hereby sets forth the Equity Incentive
Plan for Outside Directors. The Plan provides for the grant of nonqualified stock options to Outside Directors.

     The Plan was originally adopted by the Board of Directors on February 10, 1988 and approved by the stockholders on April 28, 1988. The Plan was amended by the Board of Directors effective July 2, 1990 and March 23, 1995; such amendments did not require stockholder approval. All references to any number of shares of the Company's Common Stock have been adjusted to reflect the 2-for-1 split of the Company's Common Stock effected on April 22, 1988.

     1. Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary.

       "Company" shall mean Imo Industries Inc., a Delaware corp-oration.

       "Affiliate" shall mean any corporation in which the Company owns, directly or indirectly, 25% or more of the voting stock.

       "Board" shall mean the Board of Directors of the Company.

       "Committee" shall mean the committee which  has  been  appointed to administer the Plan under the provisions of Section  2
        of the Plan.

       "Director" shall mean a member of the Board.

       "Option" shall mean an option granted under the provisions of Section 4 of the Plan to purchase common stock of the Company.

       "Optionee" shall mean an Outside Director to whom an Option is granted.

       "Fair Market Value" shall be either (i) the mean between the highest and lowest sale prices of the Company's common stock quoted in the New York Stock Exchange Composite Transactions Index (the "Index") for the date in question, as published in the Wall Street Journal, or (ii) the closing price of the Company's common stock quoted in the Index for the date in question. If no sale prices are quoted in the Index for such date, the next pre-ceding date for which such sale prices are quoted shall be used. The Committee shall determine in each case which definition shall apply.

        "Outside Director" shall mean a Director who is not also an employee of the Company or any Affiliate.

       "Code" shall mean the Internal Revenue Code of 1986, as it may hereafter be amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

        "Total Disability" shall mean a permanent and total dis-ability as determined in accordance with Section 72(m)(7) of the Code.

        "Secretary" shall mean the Corporate Secretary or  an  Assistant
         Secretary of the Company.

        "Plan"  shall mean the Equity Incentive Plan for  Outside
         Directors.

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Termination of Service" shall mean a cessation of an Outside
         Director's service as a member of the Board whether as a result of resignation, failure to be reelected or any other reason.

        "Change in Control" shall mean a change in the power to direct or cause the direction of the management and policies of the Company arising from (1) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities or (2) more than 50% of the assets of the Company being disposed of by the Company pursuant to a partial or com-plete liquidation of the Company, a sale of assets (including stock of a subsidiary or subsidiaries) of the Company or otherwise.

     2.     Administration.

         (a) Appointment of Committee. The Committee shall consist of at least one Director, appointed by and holding office at the pleasure of the Board. No Options may be granted to any member of the Committee during the term of his or her membership on the Committee. A Director shall be eligible to serve on the Committee only if he or she is not then eligible to be granted an Option and has not at any time within one year prior thereto been eligible for selection as a person to whom Options may be granted under this Plan.

         (b) Duty and Power of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such
         rules.   The Committee shall not have any discretion to determine
         who will be granted Options or to determine the number of Options to be granted to any Outside Director.

         (c) Committee Actions. The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

         (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive any compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan and all members of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

     3.     Shares Subject to Plan.

         (a) Limitations. The shares of stock issuable pursuant to Options shall be shares of the Company's $1.00 par value common stock. The total number of such shares which may be subjected to Options granted under the Plan shall not exceed 360,000 in the aggregate.

         (b) Effect of Unexercised or Cancelled Options. If an Option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder (to the same Optionee or to a different Optionee).

         (c) Changes in Company's Shares. In the event that the out-standing shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares which may be issued on exercise of Options.

     4.     Stock Options.

         (a)    Granting of Options.

         (1) Eligibility. Outside Directors who joined the Board prior to March 23, 1995 were eligible to be granted Options as provided in Section 4(a)(2).

         (2)    Granting of Options.
           (A) Each Outside Director on February 10, 1988 shall, on such date or within 15 days thereafter, as determined by the Committee, be granted an Option for 80,000 shares (on a post-split basis).

           (B)  Each individual who becomes an Outside Director
         after February 10, 1988 but before July 1, 1990 shall  15
         days following election to the Board be granted an Option for 80,000 shares (on a post-split basis). Each individual who becomes an Outside Director on or after July 1, 1990 shall, within six months following election to the Board, be granted an Option for 40,000 shares.

          (C)   Each  individual who becomes an  Outside
         Director after March 22, 1995 shall not be eligible to receive Options under the Plan.

         (b)    Terms of Options.

               (1) Option Agreement. Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company and which shall contain such terms and conditions as the Committee determines are required by the Plan.

               (2) Option Price. The price of the shares subject to each Option shall be 100% of the Fair Market Value for such shares on a date five business days after the Option is granted as determined by the Committee.

               (3) Date of Grant. The date on which an Option shall be granted shall be the date determined under Section 4(a)(2).

               (4)    Commencement of Exercisability.

                   (A) No Option may be exercised in whole or in part during the first year after such Option is granted.
         Thereafter, except as otherwise provided in Section 4(b)(7), the Option shall become exercisable in four equal cumulative installments, each in the amount of one-fourth of the total number of shares specified pursuant to Section 4(a)(2)(B), commencing on the first anniversary of the grant date and on each of the next three anniversaries of the grant date.

                   (B) No portion of an Option that is unexer-cisable at the time of the Optionee's Termination of Service shall thereafter become exercisable; provided, however, that, in the event of an Optionee's Termination of Service due to the Optionee's retirement from the Board at the normal retirement age of 72 years in accordance with the By-Laws of the Company, all Options held by such Optionee shall become exercisable, if not otherwise exercisable on the date of such Optionee's Termination of Service.

               (5)    Expiration of Options.

                   (A) Each Option shall terminate in all events on the expiration of ten years from the date the Option was granted.

                    (B)   Subject  to  Section  4(b)(5)(A),  each
         Option, or portion thereof, which has become exercisable may be exercised until the expiration of three years from the date of the Optionee's Termination of Service, except that, in the event of an Optionee's removal for cause, all Options shall terminate immediately upon such Optionee's Termination of Service.

               (6)    Adjustment in Outstanding Options.  In the event that the
         outstanding shares of the stock subject to Options are  increased or  decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-
         off  or  combination  of  shares, the  Committee  shall  make  an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then  unexercised, shall be exercisable, to the  end  that  after
         such  event  the  Optionee's  proportionate  interest  shall   be
         maintained  as  before  the  occurrence  of  such  event.    Such
         adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

               (7) Change in Control. In the event of a Change in Control the Option shall become immediately exercisable, regardless of whether the Option had otherwise become exercisable pursuant to
         Section 4(b)(4).

         (c)    Exercise of Options.

               (1) Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option granted to him or her or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such other person of his or her right or power to exercise the Option or any portion thereof.

               (2) Fractional Shares. The Company shall not be required to issue fractional shares on exercise of an Option.

               (3) Manner of Exercise. An exercisable Option, or any exer-cisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                   (A) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Com-mittee;

                   (B) Full cash payment for the shares with re-spect to which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exer-cise; and

                   (C) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advis-able to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

               (4) Conditions to Issuance of Stock Certificates. The shares of common stock deliverable upon exercise of an Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the
         Company.   The Company shall not be required to issue or  deliver
         any certificate or certificates for shares of common stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (A) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                   (B) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                   (C) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be neces-sary or advisable;

                   (D) The provision for any income tax withholding which the Company shall, in its absolute discretion, deter-mine to be necessary or advisable; and

                   (E) The lapse of such reasonable period of time following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

               (5) Rights of Stockholders. An Optionee shall not be, nor have any of the rights of, a stockholder of the Company in respect to any shares which may be purchased upon the exercise of any Option or portion thereof unless and until certificates repre-senting such shares have been issued by the Company to such Optionee.

         5.     Miscellaneous Provisions.

         (a) Options Not Transferable. No Option or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his or her successors in
         interest   or  shall  be  subject  to  disposition  by  transfer,
         alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnish-ment, or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

         (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 3(c), increase the limits imposed in Section 3(a) on the maximum number of shares which may be the subject of Options granted under the Plan, amend Section 4(b)(5)(A) or (B) to permit the exercise of an Option after expiration of 10 years from the date the Option was granted or otherwise materially increase the benefits accruing to participants under the Plan. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

         (c) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construc-tion of the Plan.